Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Report of The Allied Defense Group Inc. (“Allied”) on Form 10-K of the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, John G. Meyer, Jr., as Chief Executive Officer and Charles S. Ream, as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Allied.

/s/ Charles S. Ream	/s/ John G. Meyer, Jr.
Charles S. Ream, Chief Financial Officer and Treasurer	John G. Meyer, Jr., Chief Executive Officer and President

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